UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2024

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Verint Systems Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Broadhollow Road
Melville,	New York	11747
(Address of principal executive offices, and zip code)

(631)	962-9600
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 22, 2024, the Board of Directors (the “Board”) of Verint Systems Inc. (the “Company”), acting upon the recommendation of the Corporate Governance & Nominating Committee of the Board following consideration of recent Delaware court decisions, adopted, effective immediately, amendments to the Company’s Amended and Restated By-laws (as amended, the “Amended By-laws”). The Amended By-laws update, narrow or remove certain procedures and disclosure requirements related to the advance notice provisions applicable to stockholder-submitted nominations and other business proposals at meetings of stockholders. The amendments include, among other things, (i) modifications to the beneficial ownership information required to be included in the notice required by the Amended By-laws, primarily with respect to derivative interests, (ii) modifications to the requirements to provide disclosures regarding persons acting in concert with the stockholder submitting the notice; and (iii) removal of the requirement that a stockholder’s notice disclose any performance-related fees based on any increase or decrease in the value of the shares or derivative instruments of the Company to which a stockholder is entitled.

The foregoing general description of the Amended By-laws is qualified in its entirety by reference to the full text of the Amended By-laws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated By-Laws (as amended) of Verint Systems Inc.

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	November 25, 2024

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer